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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2000
                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.
                           (Exact name of registrant)

             Delaware                                  94-2852543
     (State of organization)                (I.R.S. Employer Identification No)

               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)

                                 (301) 869-9800
                         (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

         On November 30, 2000, IGEN International, Inc. announced that it extended through January 31, 2001, the term of its Joint Venture Agreement with Meso Scale Technologies, LLC (MST).

         The joint venture, called Meso Scale Diagnostics, LLC (MSD), was organized in 1995 for the development and commercialization of products utilizing a proprietary combination of multi-array technology owned or controlled by MST together with ORIGEN-Registered Trademark- and other technologies owned by IGEN. MST is an affiliated technology company neither owned nor controlled by IGEN. It holds certain rights to multiple patents and patent applications directed at multi-array technology.

         This extension allows an independent committee of IGEN's outside directors to complete its review of issues concerning the MSD joint venture and take any actions the committee may deem appropriate. The independent committee has focused its efforts, in part, on evaluating the organization, operation, and potential continuation of the MSD joint venture, which has been the subject of shareholder demands and threatened litigation. Special counsel is advising the independent committee.

         This report contains forward-looking information, including statements about the status of the independent committee's review of the joint venture and the timing for completion of the work of the independent committee. Actual results might differ materially from these statements due to risks and uncertainties, including those associated with the operation of the joint venture, the recommendation of special counsel, the position of the joint venture partner, and the negotiations between MST and IGEN, among others. A more complete description of the risks applicable to the Company appears in the Company's documents filed with the Securities and Exchange Commission. The Company disclaims any intent or obligation to continuously update these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     10.22 Letter Agreement dated November 29, 2000 between Meso Scale Technologies, LLC, Meso Scale Diagnostics, LLC and IGEN International, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IGEN INTERNATIONAL, INC.

                                              By:
                                                 -----------------------------
                                                   Samuel J. Wohlstadter
                                                   Chairman of the Board &
                                                   Chief Executive Officer

Dated: December 5, 2000